MML SERIES INVESTMENT FUND II
MML Invesco Discovery Large Cap Fund
Supplement dated March 4, 2026 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (on page 26 of the Prospectus):
Ido Cohen is a Portfolio Manager at Invesco Advisers. He has managed the Fund since February 2026.
Effective immediately, the following information supplements the information for Invesco Advisers, Inc. found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 99 of the Prospectus:
Ido Cohen

is a portfolio manager of the MML Invesco Discovery Large Cap Fund. Mr. Cohen is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2010. Prior to joining Invesco Advisers, he was a Vice President at J&W Seligman Investments, where he worked as a Senior Analyst focusing on information technology, media, and telecommunications equities. Prior to joining J&W Seligman Investments, he served as Senior Analyst and Co-Head of the U.S. equities telecommunications research team at Credit Suisse. Prior to joining Credit Suisse, Mr. Cohen served on an investment team focused on technology, media, and telecommunications at Diamondback Capital.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIIPRO-25-06
DL-25-02

MML SERIES INVESTMENT FUND II
MML Invesco Discovery Large Cap Fund
Supplement dated March 4, 2026 to the
Statement of Additional Information dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective immediately, the following information replaces similar information for the MML Invesco Discovery Large Cap Fund (the “Fund”) found under Invesco Advisers, Inc. on page B-126 in the section titled Appendix C — Additional Portfolio Manager Information:
The portfolio managers of MML Invesco Discovery Large Cap are Ido Cohen, Ash Shah, and Ronald Zibelli, Jr.
Effective immediately, the following information supplements the information for the Fund found on page B-126 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C — Additional Portfolio Manager Information:
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Ido Cohen
Registered investment companies **	3	$21,962.7 million	0	$0
Other pooled investment vehicles	4	$2,997.2 million	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include MML Invesco Discovery Large Cap.
Ownership of Securities:
As of December 31, 2025, Mr. Cohen did not own any shares of MML Invesco Discovery Large Cap.
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MMLIISAI-25-04